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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                       Date of Report: September 20, 1999


                            BREED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)







       DELAWARE                       1-11474                       22-2767118
(State of Incorporation)        (Commission File No.)              (IRS Id. No.)


                             5300 Old Tampa Highway
                             LAKELAND, FLORIDA 33811
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (941) 668-6000


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





ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On September 20, 1999, the Registrant filed a voluntary petition ("Petition") under Chapter 11 of the United States Bankruptcy Code with the U.S. Bankruptcy Court for the District of Delaware (file no. 99-3399). A press release announcing the filing was released on September 21, 1999 and a copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

        On September 21, the New York Stock Exchange (NYSE) issued a press release announcing that trading in the Registrant's common stock was suspended and that application will be made to the Securities and Exchange Commission to delist the issue. A copy of the NYSE's press release is attached as exhibit 99.2 to this Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits.

              Exhibit No.     Description of Document

              99.1 Press release dated September 20, 1999 issued by the Registrant.

              99.2 Press release dated September 21, 1999 issued by the New York Stock Exchange.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BREED TECHNOLOGIES, INC.


Date: September 29, 1999
                                            By:      Patrick J. O'Malley
                                            Title:   Chief Financial Officer

                            BREED Technologies, Inc.
                             5300 Old Tampa Highway
                             Lakeland, Florida 33811



                               September 29, 1999



VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                      Re:    BREED Technologies, Inc.
                             (COMMISSION FILE NO. 1-11474)

Ladies and Gentlemen:

               Transmitted herewith for filing with the Securities and Exchange Commission on behalf of BREED Technologies, Inc. (the "Company") is a Current Report on Form 8-K.

               Please contact the undersigned at (941) 668-6000 with any comments or questions you have with respect to the foregoing.


                                            Very truly yours,

                                            /s/ Patrick J. O'Malley

                                            Patrick J. O'Malley


Enclosure


cc:     Mark E. Betzen, Esq.
        Lisa K. Durham, Esq.

EXHIBIT 99.1




  BREED TECHNOLOGIES, INC. FILES FOR REORGANIZATION RELIEF UNDER CHAPTER 11 AND
             RECEIVES COMMITMENT FOR UP TO $125 MILLION IN FINANCING


LAKELAND, FL, September 21 - BREED Technologies, Inc. ("BREED") (NYSE:BDT)and certain of its domestic affiliates yesterday filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Company also announced that it has received a commitment from its lending group for up to $125 million in debtor-in-possession (DIP) financing. The DIP financing, which is subject to court approval, is expected to provide adequate funding for all post-petition trade and employee obligations, as well as the costs associated with the restructuring process. The Company's international entities will not be affected, as only BREED's U.S. operations have sought protection under Chapter 11.

Chairman and Chief Executive Officer Johnnie Cordell Breed said, "Given our Company's current condition, we believe that this action will give us the ability to preserve and maximize value for creditors and shareholders. With the hard work and dedication of our employees and the support of our customers and suppliers worldwide, we intend to emerge from this process a stronger company."

In announcing today's Chapter 11 filing, Charles J. Speranzella, Jr., President and Chief Operating Officer, commented, "The filing provides BREED with the opportunity to better position itself for a viable future. After the filing, BREED will continue to operate without interruption. With our new DIP financing, we will be able to continue to supply our customers with quality safety restraint products and build stronger relationships with our suppliers going forward. Employee payroll obligations will continue to be met and our union agreements remain in tact."

As a result of the Chapter 11 filing, BREED will cease interest payments on its debt, including publicly traded debentures. At the time of the filing, the Company's debt totaled approximately $1.6 billion. Losses for the first fiscal nine months ended March 31, 1999, including special charges, were $234.7 million or $6.37 per share.

The Company also announced today that Fred C. Caruso has been appointed to serve as Chief Restructuring Officer. In this capacity, Caruso is supervising BREED's reorganization effort, including internal financial controls, continuing development of capital transaction programs and other activities critical to transitioning the Company. Caruso is Vice President of Development Specialists, Inc., where he has successfully provided consulting and day-to-day leadership to numerous companies.

                                    --more--

The statements contained in this press release that are not purely historical, including statements regarding BREED's objectives, expectations, hopes, intentions, beliefs or strategies regarding the future, are "forward-looking" statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements, including, without limitation, those relating to the sufficiency of the DIP financing,  the  affect  of the  filing  on  international  operations  and  the
Company's prospects for the future, are subject to certain risks and uncertainties that could cause results to differ materially from those projected. These risks include, without limitation, the Company's ability to maintain its customer and supplier relationships, to implement its program of reorganization and to retain key employees. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward statements which are based on current expectations.

                                            # # #

EXHIBIT 99.2



                   NYSE TO SUSPEND, SEEK TO DELIST BREED TECH

09/21/1999
Dow Jones Business News
(Copyright (c) 1999, Dow Jones & Company, Inc.)

NEW YORK -(Dow Jones)- The New York Stock Exchange suspended trading of Breed Technologies Inc. (BDT) shares effective immediately. In a press release Tuesday, the exchange said it plans to apply to the Securities and Exchange Commission to delist the stock. The exchange said Breed's stock price has fallen below the NYSE 's continued listing criteria relating to total shareholder equity less than $50 million and global capitalization less than $50 million. Also, Breed filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Breed, Lakeland, Fla., makes automotive safety systems, including airbags.

          -Christina Cheddar; Dow Jones Newswires; 201-938-5400